UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 29, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of July 1, 2005, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $820,159,000 aggregate principal amount of Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2 on July 29, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 2005, as supplemented by the Prospectus Supplement dated July 26, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of July 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Grou, as Credit Risk Manager and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $842,052,005 as of July 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of July 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group LLC, as Credit Risk Manager and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Servicing Agreement dated as of July 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and HomEq Servicing Corporation, as Servicer.

99.3

Subservicing Agreement dated as of July 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3293) including Endorsement No. 71-70285.

99.5

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy No. 21046-0014-0 including Endorsement.

99.6

Republic Mortgage Insurance Company (“RMIC”) Master Policy 27138 including Endorsement.

99.7

Radian Guaranty, Inc. (“Radian”) Master Policy No. 22091.

99.8

Interest Rate Swap Agreement, dated as of July 29, 2005, including schedule to the master agreement, between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated:  July 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of July 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Risk Management Group, LLC, as Credit Risk Manager and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of July 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and HomEq Mortgage Servicer.

99.3

Subservicing Agreement dated as of July 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, N.A., as Servicer.

99.4

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage
Guaranty Master Policy (No. 22-590-4-3293) including Endorsement No. 71-70285.

99.5

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy No. 21046-0014-0 including Endorsement.

99.6

Republic Mortgage Insurance Company (“RMIC”) Master Policy 27138 including Endorsement.

99.7

Radian Guaranty, Inc. (“Radian”) Master Policy No. 22091.

99.8

Interest Rate Swap Agreement, dated as of July 29, 2005, including schedule to the master agreement, between ABN AMRO Bank N.V. and Supplemental Interest Trust, Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-HE2.